UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2021

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Industrial Logistics Properties Trust.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At Company’s annual meeting of shareholders held on June 2, 2021, the Company’s shareholders voted on the election of Joseph L. Morea as an Independent Trustee of the Board for a one-year term of office continuing until the Company’s 2022 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Morea received the following votes:

For	Withhold	Broker Non-Votes
32,655,615	22,619,149	4,300,338

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2021 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
51,360,970	3,645,908	267,886	4,300,338

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2021 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
59,417,117	55,462	102,523	N/A

The results reported above are final voting results.

Item 8.01.          Other Events.

Trustee Compensation

Also on June 2, 2021, the Company continued its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on June 2, 2021, the Company awarded each of the Company’s Trustees 3,500 common shares of beneficial interest, $0.01 par value (“Common Shares”), valued at $25.62 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Summary of Trustee Compensation

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  June 3, 2021